LHA Market StateTM U.S. Tactical ETF Trading Symbol: MSUS Listed on Cboe BZX Exchange, Inc.	Summary Prospectus April 2, 2018 www.lhafunds.com
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Prospectus and Statement of Additional Information, each dated March 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.lhafunds.com/MSUS. You can also get this information at no cost by calling 1‑800‑617‑0004 or by sending an e‑mail request to ETF@usbank.com.
Investment Objective
The LHA Market StateTM U.S. Tactical ETF (the “Fund”) seeks to provide investment results that exceed the total return performance of the broader U.S. equity market on a risk-adjusted basis.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.28%
Total Annual Fund Operating Expenses	1.25%
[1]	Estimated for the current fiscal year.
Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$397
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective by investing in (i) one or more other ETFs that principally invest in large cap U.S. equity securities (“Underlying ETFs”) or the constituent stocks of such Underlying ETFs and (ii) long or short futures contracts on one or more U.S. equity market indexes. The Fund will typically invest approximately 80% of its net assets in Underlying ETFs or the constituent stocks of such Underlying ETFs. Based primarily on proprietary statistical analyses of the distribution of U.S. equity market prices, the Fund’s investment adviser will determine each day whether the Fund’s net exposure to the U.S. equity market should be as little as 0% or as much as 160% of the Fund’s net assets. The Fund will utilize long or short futures contracts to the extent needed to augment or reduce, respectively, the Fund’s exposure relative to the exposure resulting from investments in Underlying ETFs to achieve the desired net exposure. To the extent the Fund seeks to obtain exposure to the U.S. equity market of greater than 100% of its net assets, the Fund’s investments in futures contracts will create leverage, which may make the Fund more volatile than other investments. Because the Fund’s exposure may change daily, the Fund may engage in active and frequent trading.

The Fund’s investment adviser will select Underlying ETFs that it believes have the greatest probability of outperforming, on a risk adjusted basis, the broader U.S. equity market based on an evaluation of the strategy, holdings, performance, volatility, and expense of such Underlying ETFs. Underlying ETFs may include ETFs that track an index or are actively-managed. Index-based Underlying ETFs may include funds that seek to replicate a market-capitalization weighted index or rely on a proprietary or third party index that includes a subset of U.S. equity securities or uses technical or fundamental factors to select or weight the underlying holdings (e.g., a volatility-weighted index). The Adviser will typically rebalance the Fund’s exposure to Underlying ETFs to 80% of the Fund’s net assets on a monthly basis, and consequently, the Fund’s exposure to Underlying ETFs may be more or less than 80% of the Fund’s net assets in between such rebalance events.
The Fund may also invest in cash, money market mutual funds, and securities issued by the U.S. government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

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Equity Market Risk. The Fund will invest in common stocks directly or indirectly through the Underlying ETFs. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

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Futures Contracts Risks. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.

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Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

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High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

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Investment Company Risk. The risks of investing in investment companies, such as the Underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Management Risk. The Fund is actively-managed and may not meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund. Additionally, the Fund’s investment adviser has not previously managed an ETF, which may increase the risks associated with investments in the Fund.

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Models and Data Risk. The Fund’s investments are heavily dependent on a proprietary analysis that includes the use of a quantitative model as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of investments that would have been excluded or included had the Models and Data been correct and complete.

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New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.lhafunds.com.
Management
Investment Adviser: Little Harbor Advisors, LLC (the “Adviser”)
Portfolio Manager: Jeffrey C. Landle, CFA, Managing Principal and Chief Investment Officer of the Adviser (since inception of the Fund in 2018).
Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.